Exhibit 10.76.1


         AMENDMENT NO. 1 TO THE CREDIT AGREEMENT dated as of December 4, 2003 among HEADWATERS INCORPORATED, a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders") and GENERAL ELECTRIC CAPITAL CORPORATION, as agent (the "Agent") for the Lenders.

         PRELIMINARY STATEMENTS:

         (1) The Borrower, the Subsidiary Guarantors (as defined therein), the Lenders and the Agent have entered into a Credit Agreement dated as of September 19, 2002 (as amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

         (2) The Borrower and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

         (3) The Required Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower and the Borrower and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

SECTION 1. Amendment to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

                  (a) The definition of "Excess Cash Flow" contained in Article I of the Credit Agreement is amended by (i) deleting clause (b)(vi) therein and (ii) renumbering the existing clause (b)(vii) as clause
         (b)(vi).

                  (b) Section 2.05(b)(i) is amended by adding at the end of the first sentence thereof the phrase "less the aggregate principal amount of all optional prepayments of the Facilities made during such Fiscal Year pursuant to Section 2.05 (so long as, in the case of the Revolving Credit Facility, such prepayment is accompanied by a permanent reduction in the Revolving Credit Commitments)".

                  (c) Section 5.02(f) is amended by replacing each reference therein to "$10,000,000" with the number "$25,000,000".

                  (d) Section 5.02(f) is amended by adding at the end of each of clauses (i) and (vii)(D), the following sub-clause (aa):

                           "and (aa) the aggregate amount of Net Cash Proceeds
                  from the sale or issuance by the Borrower or any of its Restricted Subsidiaries of any Equity Interests not required to prepay the Advances pursuant to Section 2.05(b)(iii); provided that the sum of (x), (y), (z) and (aa) shall not exceed $50,000,000 in the aggregate;"

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                  (e) Section 5.02(j) is amended by replacing clause (iv)
         therein with the following clause (iv):

                           "(iv) prepayments of the Debt in respect of the
                  Mezzanine Facility with the Net Cash Proceeds from the sale or issuance by the Borrower or any of its Restricted Subsidiaries of any Equity Interests or Subordinated Debt to the extent that such Net Cash Proceeds are not required to prepay the Facilities pursuant to Section 2.05(b),".

SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment and the consent attached hereto executed by each Loan Party (other than the Borrower). This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement. Section 1 hereof shall become effective when, and only when, the Agent shall have additionally received all of the following documents, each such document (unless otherwise specified) dated the date of receipt thereof by the Agent (unless otherwise specified) and in sufficient copies for each Lender, in form and substance satisfactory to the Agent (unless otherwise specified):

                  (a) Counterparts of the Consent appended hereto (the "Consent"), executed by each of the Loan Parties (other than the Borrower).

                  (b) A certificate signed by a duly authorized officer of the Borrower stating that:

                           (i) The representations and warranties contained in
                  Section 3 are correct on and as of the date of such certificate as though made on and as of such date other than any such representations or warranties that, by their terms, refer to a date other than the date of such certificate; and

                           (ii) No event has occurred and is continuing that
                  constitutes a Default.

SECTION 3. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

                  (a) The execution, delivery and performance by the Borrower of this Amendment and the Credit Agreement as amended by this Amendment are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not (i) contravene the Borrower's charter or by-laws, (ii) violate any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), or any order, writ, judgment, injunction, decree, determination or award, binding on or affecting the Borrower or any of its Subsidiaries or any of their properties, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting the Borrower, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under the Collateral Documents result in or require the creation or imposition of any Lien upon or with respect to any of

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         the properties of the Borrower or any of its Subsidiaries, except such contraventions, violations or conflicts which could not be reasonably likely to have a Material Adverse Effect.

                  (b) No Governmental Authorization and no notice to or filing with, any Governmental Authority or any other third party is required for the due execution, delivery or performance by the Borrower of this Amendment or the Credit Agreement as amended by this Amendment.

                  (c) This Amendment has been duly executed and delivered by the Borrower. This Amendment and the Credit Agreement as amended by this Amendment are legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except to the extent that such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and laws concerning equitable remedies.

SECTION 4. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof' or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof' or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

                  (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, as amended by this Amendment.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 5. Costs, Expenses and Taxes. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of

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which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                           HEADWATERS INCORPORATED


                                           By: /s/ Harlan M. Hatfield
                                              ----------------------------------
                                               Title: Secretary, V.P.

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


                                           GENERAL ELECTRIC CAPITAL CORPORATION,
                                           as Agent and as Lender


                                           By: /s/ Richard W. Moskwa
                                              ----------------------------------
                                              Title: Manager-Operations

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

                                           ARK II CLO 2001-1, Limited


                                           By: Patriarch Partners II, LLC,
                                               as Collateral Manager


                                           By: /s/ Lynn Tilton
                                              ----------------------------------
                                              Title: Manager

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

                                          Aurum CLO 2002-1 Ltd.,
                                          by Columbia Management Advisors, Inc.,
                                          as Investment Manager


                                          By: /s/ James R. Fellows
                                             -----------------------------------
                                             Title: Sr. Vice President &
                                             Portfolio Manager

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

                                          CIT LENDING SERVICES CORPORATION


                                          By: /s/ John T. Sirico
                                             -----------------------------------
                                             Title: Vice President


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                                         Columbian Floating Rate Advantage Fund,
                                         by Columbian Management Advisors, Inc.
                                         as Advisor


                                         By: /s/ James R. Fellows
                                            ------------------------------------
                                            Title: Sr. Vice President &
                                            Portfolio Manager


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

                                        Franklin CLO I, Limited
                                        Franklin CLO II, Limited
                                        Franklin CLO III, Limited
                                        Franklin CLO IV, Limited
                                        Franklin Floating Rate Trust
                                        Franklin Floating Rate Master Series
                                        Franklin Floating Rate Daily Access Fund


                                        By: /s/ Tyler Chan
                                           -------------------------------------
                                           Title: Asst. Vice President


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

                                      GoldenTree High Yield Opportunities II, LP
                                      By: GoldenTree Asset Management, LP


                                      By: /s/ Fred Haddad
                                         ---------------------------------------
                                         Title: Portfolio Manager



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

                                       GoldenTree High Yield Opportunities I, LP
                                       By: GoldenTree Asset Management, LP


                                       By: /s/ Fred Haddad
                                          --------------------------------------
                                          Title: Portfolio Manager


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                                        GoldenTree Loan Opportunities I, Limited
                                        By: GoldenTree Asset Management, LP


                                        By: /s/ Fred Haddad
                                           -------------------------------------
                                            Title: Portfolio Manager


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


                                       GoldenTree Loan Opportunities II, Limited
                                       By: GoldenTree Asset Management, LP


                                       By: /s/ Fred Haddad
                                          --------------------------------------
                                           Title: Portfolio Manager


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

                                       ORIX FUNDING LLC


                                       By: /s/ Ann E. Morris
                                          --------------------------------------
                                          Title: Asst. Vice President



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

                                      Reliant Standard Life Insurance
                                      By: GoldenTree Asset Management, LP


                                      By: /s/ Fred Haddad
                                         ---------------------------------------
                                         Title: Portfolio Manager


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

                                                  SRF 2000, INC.


                                                  By: /s/ Ann E. Morris
                                                     ---------------------------
                                                     Title: Asst. Vice President



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

                                              SunAmerica Life Insurance Company


                                              By: /s/ W. Jeffrey Baxter
                                                 -------------------------------
                                                 Title: Vice President



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                                             University of Chicago
                                             By: GoldenTree Asset Management, LP


                                             By: /s/ Fred Haddad
                                                --------------------------------
                                                Title: Portfolio Manager



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

Agreed as of the date first above written:


Zions Bank


By: /s/ Tracy Groll
-----------------------
Title: Vice President



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

                                     CONSENT


                                                    Dated as of December 4, 2003

         Each of the undersigned, as Loan Parties under the Loan Documents referred to in the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, each Loan Document to which such Loan Party is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in each such Loan Document to the "Credit Agreement", "thereunder", "thereof' or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) the Collateral Documents to which such Loan Party is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).


                                   HEADWATERS TECHNOLOGY INNOVATION GROUP, INC.,

                                   HEADWATERS NANOKINETIX, INC.,

                                   HEADWATERS CLEAN COAL CORP.,

                                   HYDROCARBON TECHNOLOGIES, INC.,

                                   COVOL SERVICES CORPORATION,

                                   HTI CHEMICAL SUB, INC.
                                   F/K/A CHEMSAMPCO, INC.,

                                   HEADWATERS OLYSUB CORPORATION,


                                   UTAH SYNFUEL #1, L.P.


                                   By  /s/ Harlan M. Hatfield
                                   Name: Harlan M. Hatfield
                                   Title: Vice President, General Counsel and
                                          Secretary

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

                                   AMERICAN CONSTRUCTION MATERIALS, INC.,

                                   GLOBAL CLIMATE RESERVE CORPORATION,

                                   ISG RESOURCES, INC.,

                                   BEST MASONY & TOOL SUPPLY, INC.
                                   F/K/A J. MARVIN ISAAC INTERESTS, INC.,

                                   LEWIS W. OSBORNE, INC.,

                                   UNITED TERRAZZO SUPPLY CO, INC.,

                                   MAGNA WALL, INC.,

                                   ISG MANUFACTURED PRODUCTS, INC.,

                                   ISG PARTNER, INC.,

                                   ISG CAPITAL CORPORATION,

                                   ISG SWIFT CRETE, INC.,

                                   DON'S BUILDING SUPPLY, L.P.,

                                   PALESTINE CONCRETE TITLE COMPANY, L.P.


                                   By  /s/ Brett A. Hickman
                                   Name: Brett A. Hickman
                                   Title: Senior Vice President,
                                   General Counsel and Secretary

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